Fees Summary	Oct. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,222,068.32
Previously Paid Amount	2,977.32
Total Fee Amount	2,977.32
Total Offset Amount	0.00
Net Fee	$ 0.00